PACIFIC CAPITAL FUNDS
(the “Funds”)
Supplement dated August 1, 2007
To Prospectuses dated November 28, 2006
(the “Prospectuses”)
and Statement of Additional Information dated November 28, 2006, as supplemented to date (the “SAI”)
BISYS Fund Services Ohio, Inc., the Funds’ sub-administrator, fund accounting agent and transfer agent, has been re-named Citi Fund Services Ohio, Inc. as a result of the acquisition of its parent company BISYS Group, Inc. by a subsidiary of Citibank N.A. In connection with the acquisition, BISYS Fund Services Limited Partnership, the Funds’ distributor, transferred its fund distribution operations to Foreside Distribution Services, L.P. (“Foreside”), an independent firm engaged in the mutual fund distribution business. The Board of Trustees of the Trust has approved Foreside as the Funds’ new distributor. The distributor’s addresses and telephone numbers listed in the Prospectuses and SAI have not changed.